UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 30, 2003

Date of Report (Date of earliest event reported)

Commission File Number: 000-27743

PAC-WEST TELECOMM, INC.

(Exact name of registrant as specified in its charter)

California	68-0383568
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1776 W. March Lane, Suite 250	95207
Stockton, California	(Zip Code)
(Address of principal executive offices)

(209) 926-3300

(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.
99.1	Press Release, dated as of April 30, 2003, entitled "Pac-West Reports Preliminary Revenue and Earnings for the Quarter Ended March 31, 2003."

Item 9. Regulation FD Disclosure.

The following information is being filed under Item 12 - Results of Operations and Financial Disclosure and is being presented under Item 9 - Regulation FD Disclosure in accordance with the Securities and Exchange Commission's interim guidance regarding Form 8-K Item 12 filing requirements, as set forth in Release No. 33-8216.

On April 30, 2003, Pac-West Telecomm, Inc. issued a press release announcing preliminary results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PAC-WEST TELECOMM, INC.

(Registrant)

Dated: April 30, 2003

By: /s/ H. Ravi Brar

H. Ravi Brar
Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated as of April 30, 2003, entitled "Pac-West Reports Preliminary Revenue and Earnings for the Quarter Ended March 31, 2003."